Assets Held for Sale	12 Months Ended
Dec. 31, 2013
Assets Held for Sale
8.	Assets Held for Sale

As of December 31, 2012, the Company had a former manufacturing facility in Denmark classified as an asset held for sale. This facility had an estimated fair value, less costs to sell, at December 31, 2012 of $0.8 million. During 2012, the Company recognized a loss of approximately $0.1 million to reduce the carrying value to the estimated fair value, less costs to sell. The Company had previously recognized a loss of approximately $0.4 million during 2011 on this property. This building was sold during 2013, and as the building was valued at the anticipated sales price, no gain or loss was recorded on the sale.